================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): AUGUST 24, 2005

                   CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      000-51446                      02-0636095
------------------------     ----------------------      --------------------------------

(State of Incorporation)     Commission File Number      (IRS employer identification no.)


           121 SOUTH 17TH STREET
             MATTOON, ILLINOIS                            61938-3987
---------------------------------------------       --------------------------

  (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (217) 235-3311

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02 -  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 24, 2005, Consolidated Communications Holdings, Inc. issued a press release to report its results of operations and financial condition for the second quarter ended June 30, 2005. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 2.02 by reference.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.     Description
-----------     -----------

   99.1         Press Release dated August 24, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2005

                                    Consolidated Communications Holdings, Inc.


                                    By:   /s/ Steven L. Childers
                                         ---------------------------------------
                                         Name:  Steven L. Childers
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.     Description
-----------     -----------

   99.1         Press Release dated August 24, 2005